UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

The following letter and corrected proxy card was made available to shareholders on April 1, 2010.

Subsidiary: Trustco Bank	Robert M. Leonard
Secretary

March 30, 2010

Dear Fellow Shareholders;

It has come to our attention that the time of our annual meeting was misprinted on the proxy card mailed to shareholders last week.  Enclosed is a replacement card with the correct time on it.  There are no other changes on this proxy card; we suggest that you destroy the original proxy card to avoid any confusion.  If you have already returned your proxy card with your vote, please be assured that the misprinted time will not affect your vote.

The correct time for the annual meeting is 4:00 PM on Thursday, May 20, 2010.  The meeting will be held at Mallozzi’s Restaurant and Banquet House at 1930 Curry Road, Rotterdam, New York  12303.

We apologize for any inconvenience this may have caused and look forward to seeing you there.  Please remember that if you are unable to attend the meeting, please review the proxy material and vote on the matters being presented.  The proxy material provides instructions to vote by returning the proxy card or via the Internet or telephone.

Sincerely,

/s/ Robert M. Leonard
Robert M. Leonard
Secretary

Admission Ticket

Annual Meeting of Shareholders

Thursday, May 20, 2010
4:00 PM

Mallozzi's Restaurant
1930 Curry Road
Rotterdam, NY 12303

AGENDA
*  Introductions and Welcome
*  Chairman's Remarks
*  Election of Directors
*  Ratification of the Appointment of Independent Auditors
*  General Discussion

If you and your guest plan on attending the Annual Meeting, please mark the appropriate box in the Special Notes section of the proxy card. Please present this ticket for attendance.

TRUSTCO BANK CORP NY

This proxy is solicited on behalf of the Board of Directors of TrustCo Bank Corp NY for the annual Meeting of Shareholders to be held at Mallozzi's Restaurant, 1930 Curry Road Rotterdam, NY 12303, on May 20, 2010.

The person whose name and signature appears on the front of this card hereby appoints Paul Heiner and William F. Terry, and each of them, the proxy or proxies of such person, with full power of substitution, to vote all shares of common stock of TrustCo Bank Corp NY which such person is entitled to vote at the Annual Meeting, and at any adjournments or postponements thereof.

This proxy will be voted as directed, but if no direction is indicated, it will be voted FOR all the nominees listed, and FOR Proposal 2, and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting or any adjournments postponements thereof.

Please sign and date this proxy card on the reverse side and mail promptly in the enclosed postage-paid envelope. If you do not sign and return a proxy or attend the meeting and vote by ballot, your shares cannot be counted.

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF SHAREHOLDERS OF

TRUSTCO BANK CORP NY

May 20, 2010

Mallozzi’s Restaurant
1930 Curry Road
Rotterdam, NY 12303

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2010.
The Company’s Proxy Statement for the 2010 Annual Meeting of Shareholders, the Annual Report to Shareholders
for the fiscal year ended December 31, 2009 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at www.trustcobank.com/Proxy

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

”Please detach along perforated line and mail in the envelope provided.”

00000333300000011000 9	052010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2 BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
ELECTRONIC ACCESS TO FUTURE DOCUMENTS
If you would like to receive future shareholder communications electronically exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

If you vote by telephone or through the Internet, please DO NOT mail back this proxy card.

IMPORTANT NOTICE
YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY, OR SUBMIT YOUR VOTE BY INTERNET OR BY TELEPHONE AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE TRUSTCO THE EXPENSE OF ADDITIONAL SOLICITATION.
Item 1.	Election of Directors for a term of three years expiring at the 2013 Annual Meeting of Shareholders

The Board of Directors recommends that you vote “FOR” the nominees listed below.
		FOR	AGAINST	ABSTAIN
	Dennis A. DeGennaro	☐	☐	☐

	Joseph A. Lucarelli	☐	☐	☐

	Robert A. McCormick	☐	☐	☐

Item 2.	Ratification of the appointment of Crowe Horwath LLP as TrustCo's independent auditors for 2010.	☐	☐	☐

The Board of Directors recommends that you vote "FOR" proposal 2.

This proxy, when properly signed, will be voted as directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the nominees listed above, and FOR proposal 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

SPECIAL NOTES:

I PLAN TO ATTEND MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
I PLAN TO BRING A GUEST ☐
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF
TRUSTCO BANK CORP NY

May 20, 2010
Mallozzi’s Restaurant
1930 Curry Road
Rotterdam, NY 12303

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the
on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account
Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from outside the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company
Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope
provided as soon as possible.

IN PERSON - You may vote your shares in person by attending
the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2010. The Company’s Proxy Statement for the 2010 Annual Meeting of Shareholders, the Annual Report to Shareholders for the fiscal year ended December 31, 2009 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at www.trustcobank.com/Proxy

”Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.”

00000333300000011000 9	052010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

ELECTRONIC ACCESS TO FUTURE DOCUMENTS
If you would like to receive future shareholder communications electronically exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

If you vote by telephone or through the Internet, please DO NOT mail back this proxy card.

IMPORTANT NOTICE
YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY, OR SUBMIT YOUR VOTE BY INTERNET OR BY TELEPHONE AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE TRUSTCO THE EXPENSE OF ADDITIONAL SOLICITATION.
Item 1.	Election of Directors for a term of three years expiring at the 2013 Annual Meeting of Shareholders

The Board of Directors recommends that you vote “FOR” the nominees listed below.
		FOR	AGAINST	ABSTAIN
	Dennis A. DeGennaro	☐	☐	☐

	Joseph A. Lucarelli	☐	☐	☐

	Robert A. McCormick	☐	☐	☐

Item 2.	Ratification of the appointment of Crowe Horwath LLP as TrustCo's independent auditors for 2010.	☐	☐	☐

The Board of Directors recommends that you vote "FOR" proposal 2.

This proxy, when properly signed, will be voted as directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the nominees listed above, and FOR proposal 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

SPECIAL NOTES:

I PLAN TO ATTEND MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
I PLAN TO BRING A GUEST ☐
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.